CROFF ENTERPRISES, INC.
621 17TH STREE, SUITE 830
DENVER, COLORADO 80239
303-383-1555
April 18, 2000

Division of Corporate Finance-Proxy Review
Small Business Section
Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

RE:	Croff Enterprises, Inc.- Proxy Filing
Commission File Number 1-100

Dear Sirs:

Enclosed with this cover letter are the five preliminary proxy statements required by your office for review. This proxy material includes the following documents:

1.	Proxy Statement
2.	Notice of Annual Meeting
3.	Proxy Ballot Form

This letter will also advise your office that the company has concurrently filed this proxy material electronically with the commission. Since this material includes a request to increase the authorized capital of one class of stock, we deem that it was necessary to file this preliminary proxy material under Rule 14a-6. We would request your prompt review and comments pertaining to this filing so that we can complete our solicitation of shareholders for the proposed annual meeting on June 20, 2000. It is our further understanding that if we do not receive any comments from your office within the next ten days, we may then proceed with distribution of this proxy material to our shareholders and file the required definitive final copies with your office.

Please note that Croff is not traded on any exchange or NASDAQ.
Consequently, we do not file with any exchange. Since we have only one known market maker, we have typically mailed copies to that firm.

May we thank you for your attention to this matter.

Sincerely,

Gerald L. Jensen

President

PROXY STATEMENT

CROFF ENTERPRISES, INC.

2000 ANNUAL MEETING OF SHAREHOLDERS

	April 18, 2000

General Information & Incorporation by Reference:

THIS PROXY STATEMENT IS BEING MAILED TO ALL SHAREHOLDERS OF
RECORD IN CONNECTION WITH THE SOLICITATION OF THEIR VOTE BY THE BOARD OF DIRECTORS OF CROFF ENTERPRISES, INC. ("the Company" or "Croff") with regard to the Annual Meeting to be held on June 20, 2000 at 1:00 p.m. at 621
Seventeenth Street, Suite 830, Denver, Colorado 80293,
Telephone: (303) 383-1555. This Proxy Statement should be reviewed in connection with the enclosed copy of the Annual Report filed on SEC Form 10-K dated December 31, 1999.

VARIOUS ITEMS OF IMPORTANT INFORMATION AND ACCOUNTING FOR
THE COMPANY RELATED TO THIS PROXY STATEMENT ARE SET-OUT IN THE ENCLOSED ANNUAL REPORT ON FORM 10-K. SUCH DETAILED INFORMATION MAY BE RELEVANT IN REVIEWING THIS PROXY STATEMENT, BUT IS NOT
REPEATED IN THIS DOCUMENT.   ACCORDINGLY, EACH SHAREHOLDER SHOULD
REFER TO THE FORM 10-K BEFORE COMPLETING THEIR PROXY BALLOT.

Proxies voted in accordance with the accompanying ballot form, which are properly executed and received by the Secretary to the Company prior to the Annual Meeting, will be voted.

Revocability of Proxy

A shareholder returning the enclosed proxy ballot has the power to revoke it atany time before it is exercised and may do so by written notice to the Secretary of the Company at the address set forth above, effective upon receipt of such written notice, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute revocation of a proxy.

Solicitation and Voting Procedures

The record date for the determination of shareholders entitled to vote at the Annual Meeting is the close of business on April 30, 2000. There were issued, outstanding and entitled to vote on such date approximately 526,315 shares of the 20,000,000 authorized common shares. The Company has only one class of Common Shares, each of which is entitled to one vote. The Company does not have cumulative voting. Accordingly, each shareholder must vote all of his shares on each separate ballot proposal or nominee, or abstain from voting on that item. The Company will bear all costs of this proxy solicitation.
The Company has two classes ("A" & "B") of non-voting preferred shares. No "A" shares have been issued. Each holder of common stock, as of 1994, was issued one share of class "B" preferred stock for each common share owned. One of the proposals made in this Proxy will be to request shareholder approval of a Board Resolution to increase the number of class "B" preferred shares from 500,000 to 1,000,000 primarily to have sufficient matching class "B" shares to be issued in the future upon the exercise of options, which include both common and preferred B shares.

Shares entitled to vote will be determined based upon the official shareholder record of April 30, 2000. Actual votes cast will be determined by the physical counting of votes in person or proxy by the Inspector of Elections to be appointed prior to the meeting by the Board of Directors.

Any dispute as to votes or entitlement to vote will be decided by majority vote of the Board of Directors. Abstentions and broker non-votes will not be counted for either quorum or ballot purposes.

As to each item to be voted upon in this Proxy, a numerical majority of the issued and outstanding shares must be present or voted by Proxy at the meeting (shares, or as otherwise determined by the Inspector of Elections at the time of meeting). Each proposal to be voted upon will only be adopted by a majority vote of shares voted at the meeting, provided a quorum is present. That is, each item will be adopted by an affirmative vote of not less than 263,158 shares, or a greater majority of those shares present as otherwise determined by the Inspector of Elections.

There are no matters to be voted upon as described by this Proxy upon which management will proceed absent majority shareholder approval as described above.

The Company knows of no person or group, except the following, which, as of the date of this Proxy Statement, beneficially owns and has the right to vote more than 5% of the Company's Common Stock:

NAMES AND
 ADDRESS OF BENEFICIAL OWNER    SHARES BENEFICIALLY
 OWNEDPERCENT OFCLASS

1.  Jensen Development Company (1)	   	132,130		              	22.93%
     621 17th Street, Suite 830
     Denver, Colorado  80293

2.  Gerald L. Jensen  (2)	          		 81,215		               	14.09%

3.  Julian D. Jensen (2)&(3)		      		 46,532		               	8.04%
     Jensen Family Trust

4.  Directors as a Group (2)	       			285,277		            	49.5%
Jensen Development Company is wholly owned by Gerald L. Jensen.
(2)	Includes warrants to purchase 10,000 shares of the Company's common stock and an equal number of Preferred "B" shares by each director at
$1.00 per common share, expiring December 2001.  Mr. Gerald Jensen's warrant is for 20,000 shares.  Only 10,000 of the warrants have been exercised by Mr. Gerald L. Jensen.

(3)	Mr. Julian D. Jensen owns 5,000 shares directly and holds a warrant for 10,000 shares (see Note 2, above); 31,532 shares are held by him as the Trustee of the Jensen Family Trust.


 beneficial interest
in this Trust and Mr. Gerald L. Jensen has an approximate 38% beneficial interest.

MATTERS SUBJECT TO SHAREHOLDER VOTE

	I.
Election of Directors

The Croff Board consists of Gerald L. Jensen, Dilworth A. Nebeker, Richard H.Mandel, Jr., Edwin W. Peiker, Jr., and Julian D. Jensen. Each director will serve until the next annual meeting of shareholders, or until his successor is duly elected and qualified. The following information is provided with respect to each current officer and director of the Company who are current nominees for re-election.

GERALD L. JENSEN, 60, PRESIDENT AND DIRECTOR.

President of Croff Oil Company on a part-time basis since October, 1985. Mr. Jensen in 1999 became the chairman and C.E.O. of Online Launch, Inc., a start-up business to business incubator company. Mr. Jensen was a director of Pyro Energy Corp., a public company engaged primarily in coal production from 1978 until the company was sold in 1989.
Mr. Jensen is also an owner of private real estate, development, and oil and gas companies.

RICHARD H. MANDEL, JR., 69, DIRECTOR.

Since 1982, Mr. Mandel has been President and a Board Member of American Western Group, Inc., an oil and gas producing company in Denver, Colorado. He is President and also a Board Member of Richard H. Mandel, Ltd., an oil and gas production company in Denver, Colorado. From 1977 to 1984, he was President of Universal Drilling Co., Denver, Colorado. Since May 1988, he has been a Board Member of Richmond Exploration Company. Since
July 1990,he has been a Board Member of Pacific Petroleum, LTD, an OTC Nevada Company.

DILWORTH A. NEBEKER, 59, DIRECTOR.

 	Mr. Nebeker served as President of Croff from September 2, 1983 to June 24,
1985, and has been a director of Croff since December, 1981.  He has been a lawyer in private practice for the past seven years.  Prior thereto, he was a lawyer employed by Tosco Corporation, a public corporation, from 1973 to
1978.  He was a lawyer with the Securities and Exchange Commission from 1967 to 1973.

EDWIN W. PEIKER, JR., 64, DIRECTOR AND SECRETARY.

Mr. Peiker was President of Royal Gold, Inc. from 1988 through 1991, and continues to be a director. Since 1986, Mr. Peiker has been a Vice President and director of Royal Gold, Inc., a public company engaged in gold exploration and mining activities. Prior thereto he was involved in private investments in oil and gas exploration and production. Mr. Peiker was employed in responsible positions with AMAX, Inc., a public corporation, From 1963 to 1983. AMAX is primarily engaged in mine evaluation and resource analysis.

JULIAN D. JENSEN, 52, DIRECTOR.

Mr. Julian Jensen is the brother of the Company's president and has served as legal counsel to the Company for the past eleven years. Mr. Jensen has practiced law, primarily in the are as of corporate and securities law, in Salt Lake City, Utah since 1975. Mr. Jensen is currently associated with the firm of Jensen, Duffin, Carman, Dibb & Jackson which acts as legal counsel for the Company.
	SUMMARY INFORMATION AS TO DIRECTORS

NAME               DIRECTOR
                  SINCE     COMPENSATION   NUMBER OF SHARES   PERCENTAGE
                                            BENEFICAL & LEGAL  OF ISSUE
                                                               & OUTSTANDING
GERALD L JENSEN    1985     $54,000 SALARY       213,345            37.01%
                            NO DIRECTOR
                            COMPENSATION         (1) & *

DILWORTH NEBEKER   1981     NORMAL                  1,300           .25%
                            DIRECTOR STIPEND
                            ONLY (SEE BELOW)            (2)

RICHARD MANDEL     1985      NORMAL
                          DIRECTOR STIPEND        10,100
                          ONLY (SEE BELOW)           (2)            1.75%

EDWIN PEIKER, JR.  1985     NORMAL
                            DIRECTOR STIPEND         14,000
                            ONLY (SEE BELOW)           (2)        2.43%

JULIAN D. JENSEN   1990     NORMAL                   46,532
                            DIRECTOR STIPEND
                            ONLY (SEE BELOW)       (2) &(3)        8.04%

* Mr. Gerald Jensen also receives an IRA contribution fron the Company o $1,620 (3% of salary) per year.


(1)	Includes shares held by Jensen Development Corporation (132,130) which is wholly owned by Gerald L. Jensen.

(2)	Includes warrant expiring December 31, 2001 to acquire 10,000 shares by each Director at $1.00/shares; except
    Gerald L. Jensen, who holds a remaining warrant for 10,000 shares.
    Mr. Gerald Jensen exercises 10,000 warrants for an equal number of shares in 1999 . No other warrant has been extended by majority vote of the Board.

(3)	Includes shares held in Jensen Family Trust (31,532) in which Julian D.
    Jensen is the managing Trustee and an approximate 43% beneficial owner.
    Mr. Gerald L. Jensen holds an approximate 38% beneficial interest in this Trust.

 Executive Compensation

Certain additional required information concerning remuneration, other compensation and ownership of securities by the Directors and Officers is set-out in the enclosed 10-K Report and incorporated by this reference.

	Proposed Remuneration

During the current fiscal year, the Company intends to compensate outside directors at the rate of $350 for a half-day meeting and $500 for a full day meeting. No changes are currently contemplated in salaries or directors compensation.

	Certain Relationships and Related Transactions

Certain significant relationships and related transactions are set-out in the enclosed 10-K Report and incorporated by this reference.

Management's Stock Rights and Options

A discussion of managements stock rights and options are referenced above and further discussed in the enclosed and incorporated 10-K Report.

The present Board recommends your vote for the existing slate of Directors, but will provide in the Ballot Form space to vote for other nominees.

	II.

	Increase In Authorized Class "B" Preferred Shares

It is currently proposed that the authorized class "B" preferred shares be increased from 520,000 shares to 1,000,000 shares.

   	When originally created in 1994, the class "B" preferred shares were deemed to reflect the oil and gas interest in the Company and were to be issued to all existing shareholders, at the time, on the basis of one class "B" share being is issued for each common share held.  It was anticipated that future issuance of common stock would most likely be for purposes and consideration unrelated to the oil and gas operations of the Company, so only class "B" preferred shares equal to the then outstanding common shares were authorized.

Subsequently, it has been determined by the Board that it would be inequitable not to allow those holding common stock options in 1994 to also receive an equal number of Class "B" shares upon the exercise of these options. Consequently, the Board has recommended increasing the authorized Class "B" preferred shares to 1,000,000 shares to cover present and future option rights.

THIS RECOMMENDATION IS PRESENTLY BENEFICIAL ONLY TO THE BOARD OF
DIRECTORS WHICH PRESENTLY HOLD THE ONLY OPTIONS IN THE COMPANY AS SET-OUT ABOVE AND WOULD BE DILUTIVE TO THE CLASS 'B' PREFERRED SHARES
PRESENTLY HELD BY ALL OTHER SHAREHOLDERS.  MANAGEMENT, HOWEVER,
BELIEVES THIS PROVISION TO BE FAIR TO THE PRESENT BOARD AND TO CONSTITUTE REASONABLE COMPENSATION.

	III.

Ratification of Appointment of Independent Accountants

The Board of Directors has appointed Causey, Demgen & Moore as independent certified public accountants for the Company to examine the financial statements of the Company for the fiscal year ending December 31, 2000.
The appointment of Causey, Demgen & Moore is subject to ratification of the shareholders and a resolution for such ratification will be offered at the annual Meeting as is contained in the enclosed proxy ballot. Causey, Demgen Moore have been acting as independent accountants for the Company for eleven years and, both by virtue of its familiarity with the Company's affairs, its lower cost, and its ability, is considered by the Board as best qualified to continue its performance of these functions. The present Board of Directors recommends adoption of the resolution retaining the foregoing accounting firm as independent auditors for the Company. The foregoing accountants may have a representative present at the Annual Meeting and have agreed to respond directly to any shareholder accounting questions sent to their office at 1801 California, Suite 4650, Denver, Colorado 80202. The present Board urges your vote in favor of the ratification of the current auditors.

	 Other Matters

The Annual Meeting is called for the purposes set forth in the notice thereof. The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to in the Notice of Meeting and this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their judgment.

	Stockholder Proposals

There were no stockholders proposals submitted for consideration at this Annual Meeting. Stockholder proposals intended to be considered at the next Annual Meeting of Stockholders must be received by The Company no later than December 31, 2000. Such proposals may be included in the next proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


	Other Information


	Financial Reports & Other Important Documents

The financial reports for the Company's operations ending December 31, 1999, as attached to the 10-K, are considered an integral part of this Proxy Statement and are incorporated by this reference. See also, "Management's Discussion and Analysis of Financial Condition and Results of Operations" at in the enclosed 10-K Report which is also incorporated by this reference.

Dated: April 18, 2000.



BY ORDER OF THE BOARD OF DIRECTORS:

CROFF ENTERPRISES
621 Seventeenth Street, Suite 830
Denver, Colorado 80293
(303) 383-1555

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 20, 2000
____________

To Our Shareholders:

Notice is hereby given of the Annual Meeting of Shareholders (the "Annual Meeting") of Croff Enterprises, Inc. (the " Company") to all of the shareholders of the Company. The Annual Meeting will be held in the conference room of the Company's facilities at 621 Seventeenth Street, Suite 830, Denver, Colorado on June June 20, 2000 at 1:00 p.m. for the following purposes:

(1)	The election of the entire five member Board of Directors of the Company, to serve an indefinite term until their respective successors are elected and qualified;

(2)	To increase the number of class "B" preferred shares from 520,000 presently authorized to 1,000,00 shares.

(3)	Ratification of the appointment of Causey, Demgen & Moore, Inc., independent accountants, as the Company's independent accountants for the ensuing year;

Consideration and action upon such other business as may properly come before this meeting or any adjournment Thereof.

The enclosed Proxy Statement includes information relating to these proposals.

All shareholders of record of the Company's common stock at the close of business on April 30, 2000 are Entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At least a Majority of the outstanding shares of common stock of the Company present in person or by proxy is required for A quorum.

By Order of the Board of Directors


/s/Gerald L. Jensen
Chairman of the Board

April 18, 2000
Denver, Colorado

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.


						Gerald L. Jensen, Chairman of the Board


CROFF OIL COMPANY PROXY FORM AND BALLOT
ANNUAL MEETING, JUNE 20,2000

Please complete, sign and provide any additional information on this Proxy Statement and return it to the Company by mailing it back prior to June 1, 2000 in the enclosed envelope.

Election of all current management nominees to the Board of Directors. If voting against election of all, indicate below your individual vote.

YOU MAY VOTE FOR ALL CURRENT NOMINEES ABOVE; OR YOU MAY VOTE INDIVIDUALLY As TO EACH PROPOSED DIRECTOR BELOW:
______________________________________
FOR      AGAINST      ABSTAIN

Mr. Gerald L Jensen, Dir. And Pres.
___________________________________
FOR      AGAINST      ABSTAIN

Mr. Richard H. Mandel, Jr., Director
______________________________________
FOR      AGAINST      ABSTAIN

Mr. Edwin Peiker, Director & Sec.
______________________________________
FOR      AGAINST      ABSTAIN

Mr. Dilworth A. Nebeker, Director
______________________________________
FOR      AGAINST      ABSTAIN

Mr. Julian D. Jensen, Director
______________________________________
OTHER MATTERS
FOR      AGAINST      ABSTAIN

Election to retain Causey, Demgen & Moore as independent
CPAs for the Company.
_________________________________________________________
FOR      AGAINST      ABSTAIN

Increase Authorization of Class "B" Preferred Shares from
520,000 Shares to 1,000,000 Shares.
_________________________________________________________
FOR      AGAINST      ABSTAIN

Grant to current management the right to vote your proxy in
accordance with their judgment on other matters as may
properly come before the meeting.
__________________________________________________________
OTHER SHAREHOLDER PROPOSALS AND/OR NOMINATIONS
(Unless otherwise indicated, your proxy will be voted in favor of any nomination or proposal indicated below.)
__________________________________________________________
(Attach sheets as necessary)

____ 	Check here if you plan
	to attend meeting

SIGNATURE
___________________________________________________________
_______

Print Shareholder Name(s) exactly
as they appear on your Certificate:


Complete If Known:



Certificate #:


No. of Shares